UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2011

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on September 9, 2011, the Board of Directors of Cabot Corporation ("Cabot"), based on the recommendation of the Board’s Governance and Nominating Committee, elected Sue H. Rataj a director of Cabot and appointed Ms Rataj to the Board’s Audit Committee, both effective September 9, 2011. Ms. Rataj will serve as a director in the class whose terms expire at the Annual Meeting in 2013.

There is no arrangement or understanding between Ms. Rataj and any other person pursuant to which she was selected to become a member of the Board, nor are there any transactions between Ms. Rataj and Cabot or any subsidiary of Cabot that are reportable under Item 404(a) of Regulation S-K.

Ms. Rataj will receive compensation for her service as a non-employee director as described under the heading "Director Compensation" in Cabot’s Proxy Statement for the 2011 Annual Meeting of Stockholders, which description is incorporated herein by reference. As part of such compensation, on September 9, 2011 Ms. Rataj will be granted shares of Cabot common stock having a value as close as possible to $25,000.

A copy of the press release announcing Ms. Rataj’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective September 9, 2011, the Board of Directors of the Company amended the Company’s by-laws (the "By-Laws" and as amended, the "Amended By-Laws"). Such amendment to the By-Laws solely concerns the provisions relating to the initial term of office of a director elected to fill a vacancy and any newly created directorships resulting from an increase in the number of directors, and clarifies that any such director shall hold office until the annual meeting of stockholders at which the term of office of the class to which the director has been elected expires.

The text of the amended section 3.4 of Cabot's By-Laws is attached to this report as Exhibit 3.1. The description of the By-Law amendment contained in this report is qualified in its entirety by reference to the full text of the amended section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

September 9, 2011	By:	Brian A. Berube

Name: Brian A. Berube
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to By-Laws of Cabot Corporation adopted September 9, 2011
99.1	Press Release issued by the Company on September 9, 2011